Filed pursuant to Rule 497(e)

File Nos. 333-144760 and 811-21975

ALLIANZ RCM GLOBAL ECOTRENDSSM FUND

Supplement to the Prospectus dated March 31, 2008

The reorganization of the Allianz RCM Global EcoTrendsSM Fund, a Massachusetts business trust (the “Fund”), into an open-end series of Allianz Funds Multi-Strategy Trust with the same name (the “Reorganization”) was approved at a special meeting of shareholders held on August 20, 2008. The Reorganization is expected to take place on or about September 2, 2008. The Repurchase Offer announced on August 12, 2008 will not be conducted as the Fund will cease to operate as an interval fund prior to the repurchase request deadline on September 8, 2008.

August 22, 2008